<PAGE 1>

                       UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)
                     November 15, 1998

       IBM CREDIT RECEIVABLES, INC., ON BEHALF OF THE
      IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
  (Issuer of the 4.55% Class A Lease Backed Certificates,
                       Series 1993-1,
  5.33% Class A-1 Lease Backed Certificates, Series 1994-1
                            and
  6.55% Class A-2 Lease Backed Certificates, Series 1994-1)
______________________________________________________________________
     (Exact Name of Registrant as Specified in Charter)


       Cayman Islands            33-69028         06-1383202
____________________________  _____________  _____________________
(State or Other Jurisdiction  (Commission     (IRS Employer
   of Incorporation)           File Number)    Identification No.)

       North Castle Drive, MS NCA-306
           Armonk, New York                     10504-1785
__________________________________________      ___________
  (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code (914) 765-1900

                       Not Applicable
_____________________________________________________________
   (Former Name or Former Address, if changed Since Last
                          Report)

Item 5.  Other Events


                           - 1 -










         The Registrant is filing the exhibits listed in item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 7.1 Monthly Statement for the 4.55% Class A Lease Backed Certificates,
            Series 1993-1, with report to the Distribution Date occurring on the date of this report.

Exhibit 7.2 Monthly Statement for the 5.33% Class A-1 Lease Backed Certificates,
            Series 1994-1 and the 6.55% Class A-2 Lease Backed Certificates, Series 1994-1, with report to the Distribution Date occurring on the date of this report.






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.

                                     IBM CREDIT RECEIVABLES LEASE ASSET
                                     MASTER TRUST

                                     By:  IBM CREDIT RECEIVABLES, INC.

                                     By:

                                        ______________________________
                                        Name:  Michael J. Twomey
Date:    November 15, 1998              Title: President and Treasurer

<PAGE 2>

                           MONTHLY STATEMENT               Exhibit 7.1

                 IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                                  SERIES 1993-1


         Delivered pursuant to Section 4.05 of the Pooling and Servicing Agreement dated as of November 1, 1993, between IBM Credit Receivables, Inc., a Cayman
         Islands company, as Seller (the "Seller"), IBM Credit
         Corporation, a Delaware corporation, as Servicer (the
         "Servicer"), and Norwest Bank Minnesota, National
         Association, a national banking association, as trustee (the
         "Trustee"), set forth below is the required information with respect to the Distribution Date of November 16, 1998


                            -  -









         and with respect to the performance of the Trust during the
         Collection Period from October 2, 1998  to November 1, 1998
         Capitalized terms used in this Certificate have their
         respective meanings set forth in the Pooling and Servicing
         Agreement:
A)        Information Regarding the Current        Total        Per $1000 Original
            Monthly Distribution (Stated in total  Distribution Certificate Principal
            and on the basis of $1,000 Original                 Amount
            Certificate Principal Amount).
            (1)     The amounts by Class of the
            distribution to Class A Certificateholders
            and the Class B Certificateholders
            on November 16, 1998.

         Class A                              1,329,690.34  1.32969
         Class B                                234,651.24  1.32969

<PAGE 3>

            (2)    The amounts by Class of the
            distribution set forth in paragraph 1
            above in respect of interest on the
            Class A Certificates and the Class B
            Certificates.

         Class A                                 39,157.89  0.03916
         Class B                                  6,910.22  0.03916

            (3)    The amount by Class of the
            distribution set forth in paragraph 1
            above in respect of principal of the
            Class A Certificates and the Class B
            Certificates.

         Class A                              1,290,532.45  1.29053
         Class B                                227,741.02  1.29053

B)        Information Regarding the Performance of
            the Series 1993-1 Full Amortization
            Pool with respect to Series 1993-1's
            Full Amortization Period.


            (1)    Collections of Scheduled Payments:

            (a)     The aggregate amount of
            Collections of Scheduled Payments
            processed with respect to the Series 1993-1
            Full Amortization Pool during the
            Collection Period immediately


                            -  -









            preceding the Distribution Date
            allocated to each of Class A and Class B.

                  Class A                     1,408,472.12
                  Class B                       248,553.90

<PAGE 4>

            (b)     The aggregate Contract
            Balances of the Contracts
            outstanding and the Participation
            Balance of the Participation
            Interest, if any, as of the day
            before the last day of the
            Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                  Class A                    10,327,355.86
                  Class B                     1,822,474.56

            (c)     The aggregate amount of
            Collections of Finance Charge
            Payments processed with respect to
            the Series 1993-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                       117,939.67
                  Class B                        20,812.88

            (d)     The aggregate amount of
            Collections of Principal Payments
            processed with respect to the Series
            1993-1 Full Amortization Pool during
            the Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                  Class A                     1,290,532.45
                  Class B                       227,741.02

<PAGE 5>

            (e)     The aggregate amount of net
            Recoveries processed with respect
            to the Series 1993-1 Full Amortization
            Pool during the Collection Period immediately


                            -  -









            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                  Class A                             0.00
                  Class B                             0.00

            (2)    Contract Balances of the Contracts
            and Participation Balance of the Participation
            Interest, if any, included in the Series 1993-1
            Full Amortization Pool as of the day
            before the last day of the immediately
            preceding Collection Period.

            (a)     The aggregate Contract
            Balances and Participation Balance
            of the Participation Interest, if any,
            included in the Series 1993-1 Full
            Amortization Pool as of the day
            before the last day of the immediately
            preceding Collection Period.     20,388,568.90

            (b)     The Class A Invested Amount
            and the Class B Invested Amount
            (each as defined in the Pooling and
            Servicing Agreement) as of the day
            before the last day of the immediately
            preceding Collection Period.

                  Class A                    10,327,355.86
                  Class B                     1,822,474.56

<PAGE 6>

            (c)     The Class A Invested Amount on
            the date of issuance of the Class A
            Certificates (the "Initial Class A
            Invested Amount") and the Class B
            Invested Amount on the date of
            issuance of the Class B
            Certificates (the "Initial Class B
            Invested Amount")

                  Class A                    1,000,000,000.00
                  Class B                      176,470,588.24

            (d)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class A Certificateholders with
            respect to the immediately preceding
            Collection Period.                       50.65%


                            -  -










            (e)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class B Certificateholders with
            respect to the immediately preceding
            Collection Period.                        8.94%

<PAGE 7>

            (3)    Delinquent Balances of Contracts in
            the Trust.

            The aggregate Contract Balances of the       Aggregate
            Contracts which were delinquent as of        Contract
            the close of business on the last day of     Balances
            the Collection Period immediately
            preceding the Distribution Date:
            (a)     31-60 days                  236,984.08

            (b)     61-90 days                   16,347.05

            (c)     91 or more days              44,636.44


                           TOTAL                297,967.57

            (4)    Defaulted Amount.

            The Defaulted Amount for the Collection
            Period immediately preceding the
            Distribution Date allocable to each
            of Class A and Class B.

         Class A                                      0.00
         Class B                                      0.00

            (5)    Investor Charge-Offs;
            Reimbursement of Charge-Offs.

            (a)     The amount of the withdrawal,
            if any, from the Reserve Account.         0.00

<PAGE 8>

            (b)     The amount
            required for such
            Distribution Date pursuant to
            section 4.05 (c)(i) and (ii)
            over the Class B Available


                            -  -









            Finance Charge Collections,
            but not more than the Class B
            Investor Default Amount for
            such Distribution Date, and
            not below zero (a "Class B
            Investor Charge-Off").                    0.00

            (c)     The Excess of the Defaulted
            Amount allocable to the Class A
            Certificates over the Class B Investor
            Charge-Off, which excess is charged
            to the Class A Invested Amount
            (a "Class A Investor Charge-Off")         0.00

            (d)     The amounts of the Class A
            Investor Charge-Offs and Class B
            Investor Charge-Offs set forth in
            item 5(c) and item 5(b) above, per
            $1,000 interest (which will have
            the effect of reducing, pro rata,
            the amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                  Class A                             0.00
                  Class B                             0.00

<PAGE 9>

            (e)     The total amounts reimbursed
            to the Trust for such Distribution
            Date in respect of Class A Investor
            Charge-Offs and Class B Investor
            Charge-Offs, respectively, for
            prior Distribution Dates.

                  Class A                             0.00
                  Class B                             0.00

            (f)     The amounts set forth in
            item 5(e) above, per $1,000
            interest (which will have the
            effect of increasing, pro rata, the
            amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                  Class A                             0.00
                  Class B                             0.00



                            -  -









            (g)     The amount, if any, by which
            the outstanding principal balances
            of the Class A Certificates and
            Class B Certificates exceed the
            Class A Invested Amount and Class B
            Invested Amount, respectively, as
            of the end of the day on the Record
            Date with respect to the
            Distribution Date.

                  Class A                             0.00
                  Class B                       211,813.40

<PAGE 10>

            (6)    Investor Monthly Servicing fee.

            The amount of the series 1993-1 Monthly
            Servicing Fee payable to the Servicer
            for the Distribution Date.           10,124.86

            (7)    Available Reserve Amount

            (a)     The amount available to be
            withdrawn from the Reserve Account
            for the Class A Certificateholders
            as of the close of business on such
            Distribution Date, before giving
            effect to all withdrawals from, or
            deposits to the Reserve Account on
            such Distribution Date.          10,000,000.00

            (b)     The ratio of the Available
            Reserve Amount to the
            Invested Amount of the Class A
            Certificates as of the close of
            business on such Distribution Date,
            before giving effect to all withdrawals
            from the Reserve Account and payments
            to the Reserve Depositor on such
            Distribution Date.                      110.66%

            (8)    Deficit Controlled Amortization
            Amount.

            The existing Deficit Controlled
            Amortization amount for such
            Distribution Date.                        0.00

<PAGE 11>



                            -  -









C)        The Pool Factors.

            The Pool Factors for the preceding
            Determination Date for Class A and
            Class B, respectively, which represent
            the ratios of the Class A Invested
            Amount and Class B Invested Amount,
            respectively, as of such Determination
            Date to the Class A Initial Invested
            Amount and the Class B Initial Invested
            Amount, respectively.

         Class A                                 0.0090368
         Class B                                 0.0090368

D)        Contract Balance.

            (1)    The aggregate Contract Balances of
            the Contracts and the Participation
            Balance of the Participation Interest,
            if any, included in the Series 1993-1 Full
            Amortization Pool at the close of business
            on the last day of the immediately preceding
            Collection Period.               17,840,761.88



                                IBM CREDIT CORPORATION,

                                /s/ A. Mariani

                                A. Mariani
                                Manager Remarketing & Investor Accountin ting

<PAGE 12>

                           MONTHLY SERVICER'S CERTIFICATE

                           IBM CREDIT CORPORATION

                           IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST

                           SERIES 1993-1


              The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a Cayman Islands company, as Seller (the "Seller"), IBM Credit


                            -  -









         Corporation, a Delaware corporation, as Servicer (the
         "Servicer"), and Norwest Bank Minnesota, National
         Association, a national banking association, Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

         2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

         3.     The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on November 16, 1998.
<PAGE 13>
         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 1998.


                                    IBM CREDIT CORPORATION,


                                    /s/ A. Mariani

                                    A. Mariani
                                    Manager Remarketing & Investor Accounting
<PAGE 14>

                                                             Exhibit 7.2
                           MONTHLY STATEMENT

                           IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                                  SERIES 1994-1


         Delivered pursuant to Section 4.05 of the Pooling and Servicing Agreement dated as of August 3, 1994


                            -  -









         between IBM Credit Receivables, Inc., a Cayman
         Islands company, as Seller (the "Seller"), IBM Credit
         Corporation, a Delaware corporation, as Servicer(the
         "Servicer"), and Norwest Bank Minnesota, National
         Association, a national banking association, as trustee (the
         "Trustee"), set forth below is the required information
         with respect to the Distribution Date of November 16, 1998 and with respect to the performance of the Trust during the
         Collection Period from October 2, 1998  to November 1, 1998.
         Capitalized terms used in this Certificate have their
         respective meanings set forth in the Pooling and Servicing
         Agreement:
A)        Information Regarding the Current         Total         Per $1000 Original
            Monthly Distribution (Stated in total   Distribution  Certificate Principal
            and on the basis of $1,000 Original                   Amount
            Certificate Principal Amount).
            (1)     The amounts by Class of the
            distribution to Class A1 Certificateholders,
            Class A2 Certificateholders and
            the Class B Certificateholders
            on November 16, 1998.

         Class A1                                        0.00      0.00000
         Class A2                                    597,227.55    3.03761
         Class B                                     105,393.10    1.99076

<PAGE 15>

            (2)    The amounts by Class of the
            distribution set forth in paragraph 1
            above in respect of interest on the
            Class A1 Certificates and the Class A2
            and the Class B Certificates.

         Class A1                                        0.00      0.00000
         Class A2                                   24,994.98      0.12713
         Class B                                     4,410.88      0.08332

            (3)    The amount by Class of the
            distribution set forth in paragraph 1
            above in respect of principal of the
            Class A1 Certificates and the Class A2
            and the Class B Certificates.

         Class A1                                     0.00      0.00000
         Class A2                               572,232.57      2.91048
         Class B                                100,982.22      1.90744

B)        Information Regarding the Performance of
            the Series 1994-1 Full Amortization


                            -  -









            Pool with respect to Series 1994-1's
            Full Amortization Period.


            (1)    Collections of Scheduled Payments:

            (a)     The aggregate amount of
            Collections of Scheduled Payments
            processed with respect to the
            Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                              624,527.98
                  Class B                              110,210.82

<PAGE 16>

            (b)     The aggregate Contract
            Balances of the Contracts
            outstanding and the Participation
            Balance of the Participation
            Interests, if any, as of the day
            before the last day of the
            Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                  Class A                            4,579,233.48
                  Class B                              808,100.04

            (c)     The aggregate amount of
            Collections of Finance Charge
            Payments processed with respect to
            the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                            52,295.41
                  Class B                             9,228.60

            (d)     The aggregate amount of
            Collections of Principal Payments
            processed with respect to the
            Series 1994-1 Full Amortization Pool
            during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.


                            -  -










                  Class A                      572,232.57
                  Class B                      100,982.22

<PAGE 17>

            (e)     The aggregate amount of net
            Recoveries processed with respect
            to the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                            0.00
                  Class B                                     0.00

            (2)    Contract Balances of the Contracts
            and Participation Balance of the
            Participation Interests, included in the
            Series 1994-1 Full Amortization Pool as of the day before the last day of the immediately preceding Collection Period.

            (a)     The aggregate Contract
            Balances and Participation Balance
            of the Participation Interests,
            included in the Series 1994-1 Full
            Amortization Pool as of the day before the
            last day of the immediately
            preceding Collection Period.                 8,238,738.48

            (b)     The Class A1 Invested Amount,
            Class A2 Invested Amount and
            the Class B Invested Amount
            (each as defined in the Pooling and
            Servicing Agreement) as of the day
            before the last day of the immediately
            preceding Collection Period.


                  Class A1                                  0.00
                  Class A2                          4,579,233.48
                  Class B                             808,100.04

<PAGE 18>

            (c)     The Class A1 Invested Amount on
            the date of issuance of the Class A1
            Certificates (the "Initial Class A1
            Invested Amount") and the Class A2


                            -  -









            invested Amount on the date of
            issuance of the Class A2 Certificates
            (the "Initial Class A2 Invested
            Amount") and the Class B
            Invested Amount on the date of
            issuance of the Class B
            Certificates (the "Initial Class B
            Invested Amount")

                  Class A1                           103,389,000.00
                  Class A2                           196,611,000.00
                  Class B                             52,941,177.00

            (d)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class A Certificateholders with
            respect to the immediately preceding
            Collection Period.                              55.58%

            (e)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class B Certificateholders with
            respect to the immediately preceding
            Collection Period.                                   9.81%

            (3)    Delinquent Balances of Contracts in
            the Trust.

<PAGE 19>

            The aggregate Contract Balances of the            Aggregate
            Contracts which were delinquent as of             Contract
            the close of business on the last day of          Balances
            the Collection Period immediately
            preceding the Distribution Date:
            (a)     31-60 days                               236,984.08

            (b)     61-90 days                                16,347.05

            (c)     91 or more days                           44,636.44


                           TOTAL                             297,967.57

            (4)    Defaulted Amount.

            The Defaulted Amount for the Collection


                            -  -









            Period immediately preceding the
            Distribution Date allocable to each
            of Class A and Class B.

         Class A                                                   0.00
         Class B                                                   0.00

            (5)    Investor Charge-Offs;
            Reimbursement of Charge-Offs.

            (a)     The amount of the withdrawal,
            if any, from the Reserve Account.        0.00

<PAGE 20>

            (b)     The amount
            required for such
            Distribution Date pursuant to
            section 4.05 (c)(i) and (ii)
            over the Class B Available
            Finance Charge Collections,
            but not more than the Class B
            Investor Default Amount for
            such Distribution Date, and
            not below zero (a "Class B
            Investor Charge-Off").                   0.00

            (c)     The Excess of the Defaulted
            Amount allocable to the Class A
            Certificates over the Class B Investor
            Charge-Off, which excess is charged
            to the Class A Invested Amount
            (a "Class A Investor Charge-Off")        0.00

            (d)     The amounts of the Class A
            Investor Charge-Offs and Class B
            Investor Charge-Offs set forth in
            item 5(c) and item 5(b) above, per
            $1,000 interest (which will have
            the effect of reducing, pro rata,
            the amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                  Class A                            0.00
                  Class B                            0.00

<PAGE 21>

            (e)     The total amounts reimbursed
            to the Trust for such Distribution


                            -  -









            Date in respect of Class A Investor
            Charge-Offs and Class B Investor
            Charge-Offs, respectively, for
            prior Distribution Dates.

                  Class A                            0.00
                  Class B                            0.00

            (f)     The amounts set forth in
            item 5(e) above, per $1,000
            interest (which will have the
            effect of increasing, pro rata, the
            amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                  Class A                            0.00
                  Class B                            0.00

            (g)     The amount, if any, by which
            the outstanding principal balances
            of the Class A1 Certificates,
            Class A2 Certificates and Class B
            Certificates exceed the Class A1
            Invested Amount, Class A2
            Invested Amount and Class B Invested
            Amount, respectively, as
            of the end of the day on the Record
            Date with respect to the
            Distribution Date.

                  Class A1                           0.00
                  Class A2                           0.00
                  Class B                      253,992.68

<PABE 22>

            (6)    Investor Monthly Servicing fee.

            The amount of the series 1994-1 Monthly
            Servicing Fee payable to the Servicer
            for the Distribution Date.           4,489.44

            (7)    Available Reserve Amount

            (a)     The amount available to be
            withdrawn from the Reserve Account
            for the Class A Certificateholders
            as of the close of business on such
            Distribution Date, before giving
            effect to all withdrawals from, or
            deposits to the Reserve Account on


                            -  -









            such Distribution Date.          3,000,000.00

            (b)     The ratio of the Available
            Reserve Amount to the
            Invested Amount of the Class A
            Certificates as of the close of
            business on such Distribution Date,
            before giving effect to all withdrawals
            from the Reserve Account and payments
            to the Reserve Depositor on such
            Distribution Date.                      74.87%

            (8)    Deficit Controlled Amortization
            Amount.

            The existing Deficit Controlled
            Amortization amount for such
            Distribution Date.                       0.00

<PAGE 23>

C)        The Pool Factors.

            The Pool Factors for the preceding
            Determination Date for Class A1,
            Class A2 and Class B respectively, which represent the ratios of Class A1 Invested
            Amount, Class A2 Invested Amount
            and Class B Invested Amount,
            respectively, as of such Determination
            Date to the Class A Initial Invested
            Amount and the Class B Initial Invested
            Amount, respectively.

         Class A1                               0.0000000
         Class A2                               0.0203803
         Class B                                0.0133567

D)        Contract Balance.

            (1)    The aggregate Contract Balances of
            the Contracts and the Participation
            Balance of the Participation Interests,
            included in the Series 1994-1 Full Amortization
            Pool at the close of business on the
            last day of the immediately preceding
            Collection Period.               7,209,204.93



                                    IBM CREDIT CORPORATION




                            -  -









                                    /s/ A. Mariani

                                    A. Mariani
                                    Manager Remarketing & Investor Accounting

<PAGE 24>



                           MONTHLY SERVICER'S CERTIFICATE

                           IBM CREDIT CORPORATION

                           IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST

                           SERIES 1994-1


              The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a Caymen Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, Trustee does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

         2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

         3.     The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on November 16, 1998.
<PAGE 25>
         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7.     As of the date hereof, to the best knowledge


                            -  -









          of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 1998.



                                    IBM CREDIT CORPORATION


                                    /s/ A. Mariani

                                    A. Mariani
                                    Manager Remarketing & Investor Accounting